SUPPLEMENT

DATED AUGUST 30, 2013 TO

THE HARTFORD INTERNATIONAL VALUE FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS DATED MARCH 1, 2013, AS LAST SUPPLEMENTED JUNE 14, 2013 AND SUMMARY PROSPECTUS

DATED MARCH 1, 2013, AS LAST AMENDED APRIL 24, 2013

Effective August 30, 2013, changes are being made with respect to the portfolio manager of The Hartford International Value Fund (the “Fund”) and the principal investment strategy of the Fund.  James H. Shakin, CFA will become the portfolio manager for the Fund and Theodore B.P. Jayne, CFA will no longer serve as the portfolio manager for the Fund.  Therefore, effective August 30, 2013, the above referenced Prospectus and Summary Prospectus are revised as follows:

1.              Under the heading “SUMMARY SECTION - PRINCIPAL INVESTMENT STRATEGY” in the Prospectus and the heading “PRINCIPAL INVESTMENT STRATEGY” in the Summary Prospectus, the disclosure is deleted and replaced with the following:

Under normal circumstances, the Fund invests primarily in equity securities of foreign issuers, including non-dollar securities and securities of emerging market issuers. The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses fundamental analysis to screen for companies it believes represent attractive investments due to low price, low valuation and/or low market expectations.  The sub-adviser focuses on stocks that trade at a discount to market value that the sub-adviser believes are undervalued.  The Fund may invest among a number of different sectors and countries throughout the world with no limit on the amount of assets that may be invested in any one sector or country.  The Fund may invest in securities of issuers of any market capitalization, including small capitalization securities.  The Fund may invest up to 25% of its net assets in issuers that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets and may trade securities actively.

2.              Under the heading “SUMMARY SECTION — MAIN RISKS” in the Prospectus and the heading “MAIN RISKS” in the Summary Prospectus, the disclosure entitled “Mid-Cap Stock Risk” is deleted and the following risks are added:

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Mid Cap and Small Cap Stock Risk - Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies.  Many of these companies are young and have limited operating or business history.  These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

3.              Under the heading “SUMMARY SECTION — PAST PERFORMANCE” in the Prospectus and the heading “PAST PERFORMANCE” in the Summary Prospectus, the following disclosure is added after the highest and lowest quarterly results:

Please see the “Related Composite Performance” section in the Fund’s prospectus for performance information for other accounts managed by Wellington Management with investment objectives and strategies substantially similar to those of the Fund.

4.              Under the heading “SUMMARY SECTION - AVERAGE ANNUAL RETURNS” in the Prospectus and the heading “AVERAGE ANNUAL RETURNS” in the Summary Prospectus, the table is deleted and replaced with the following:

Average annual total returns for periods ending December 31, 2012
(including sales charges)

		Lifetime
	1 Year	(since 05/28/10)
Share Classes
Class A - Return Before Taxes	12.36%	8.30%
- After Taxes on Distributions	9.13%	6.66%
- After Taxes on Distributions and Sale of Fund Shares	8.04%	6.16%
Share Classes (Return Before Taxes)
Class C	17.16%	9.93%
Class I	19.37%	11.07%
Class R3	18.73%	10.41%
Class R4	19.16%	10.77%
Class R5	19.47%	11.09%
Class Y	19.56%	11.25%
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	18.43%	9.17%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	17.90%	9.96%

5.              Under the heading “SUMMARY SECTION - MANAGEMENT” in the Prospectus and the heading “MANAGEMENT” in the Summary Prospectus, the chart is deleted and replaced with the following:

Portfolio Manager	Title	Involved with Fund Since
James H. Shakin, CFA	Senior Vice President and Equity Portfolio Manager	2013

6.              Under the heading “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES - PRINCIPAL INVESTMENT STRATEGY” in the Prospectus, the disclosure is deleted and replaced with the following:

Under normal circumstances, the Fund invests primarily in equity securities of foreign issuers, including non-dollar securities and securities of emerging market issuers. The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses fundamental analysis to screen for companies it believes represent attractive investments due to low price, low valuation and/or low market expectations.  The sub-adviser focuses on stocks that trade at a discount to market value that the sub-adviser believes are undervalued.  The Fund may invest among a number of different sectors and countries throughout the world with no limit on the amount of assets that may be invested in any one sector or country. The Fund may invest in securities of issuers of any market capitalization, including small capitalization securities.  The Fund may invest up to 25% of its net assets in issuers that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets and may trade securities actively.

The securities in which the Fund may invest include real estate related securities, convertible bonds, preferred stock, rights, warrants, exchange-traded funds (“ETFs”), and similar liquid equity equivalents, as well as debt securities, cash and cash equivalents, and derivative instruments.  The Fund may also use derivatives investments for both hedging purposes and to gain exposure to certain issuers or market sectors.  The derivatives in which the Fund may invest may include exchange and over-the-counter traded transactions including, but not limited to, swaps, forward contracts, options, currency derivatives (including currency forwards, futures, options and spot transactions) and similar derivatives instruments or combinations thereof.

The Fund employs a “bottom-up” approach to investing, which uses fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies that have above average total return prospects (projected earnings growth rate plus dividend yield) with below-average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. When making investments, the Fund seeks overlooked or misunderstood companies in viable, growing businesses with solid financial strength. In addition, typical candidates for investment are often in industries that are temporarily out of favor and under-researched by institutions.

Portfolio construction is driven primarily by security selection. Secondary consideration is given to economic analysis in establishing sector and industry weightings.

7.              Under the heading “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — MAIN RISKS” in the Prospectus, the disclosure entitled “Mid-Cap Stock Risk” is deleted and the following risk is added:

Mid Cap and Small Cap Stock Risk - The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

8.              Under the heading “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — Additional Risks and Investment Information” in the Prospectus, the disclosure entitled “Emerging Markets Risk” is deleted and relocated under the heading “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — MAIN RISKS” in the Prospectus.

9.              Under the heading “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — Additional Risks and Investment Information” in the Prospectus, the disclosure entitled “Small Cap Stock Risk” is deleted and the following risk is added:

Forward Currency Contracts Risk - A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as income and may significantly increase an investor’s tax liability.

10.       Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER - Portfolio Manager” in the Prospectus, the biographical information with respect to Theodore B.P. Jayne is deleted in its entirety and replaced with the following:

James H. Shakin, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been a portfolio manager for the Fund since 2013.  Mr. Shakin joined Wellington Management as an investment professional in 1986.

11.       Under the heading “PERFORMANCE NOTES — Indices” in the Prospectus, the following disclosure is added:

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

12.       The following is added as a new section after the “PERFORMANCE NOTES” section in the Prospectus (with corresponding changes to the table of contents):

RELATED COMPOSITE PERFORMANCE

The following tables present the past performance of a composite of certain accounts managed by Wellington Management, which serves as the sub-adviser to the Fund. Wellington Management’s International Contrarian Value composite consists of all fee paying accounts under discretionary management by Wellington Management in Wellington Management’s International Contrarian Value investment strategy that have investment objectives, policies and strategies substantially similar to those of the Fund. The performance has been adjusted to reflect the operating costs of the Fund. Historical performance has been prepared in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the Securities and Exchange Commission’s method. Returns reflect all income, gains and losses and reinvestment of any dividends or capital gains without provision for federal or state income tax. Because the gross performance data shown in the tables does not reflect the deduction of investment advisory fees paid by the accounts that make up the composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Wellington Management in managing all International Contrarian Value portfolios, with investment objectives, policies and strategies substantially similar to those of the Fund. To calculate the performance of the composite net of Class A expenses and the maximum Class A sales charge, the total annual fund operating expenses and the maximum sales charge payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. To calculate the performance of the composite net of Class A expenses but excluding Class A sales charges, only the total annual fund operating expenses payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. In each case, the expenses are higher than the highest management fee applicable to any account in the composite.

The accounts that are included in Wellington Management’s International Contrarian Value composite are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the composite may have been less favorable had it been regulated as an investment company under the federal securities laws.

The historical performance of Wellington Management’s International Contrarian Value composite is not that of the Fund, is not a substitute for the Fund’s performance and is not necessarily indicative of any fund’s future results. Information about the past performance of the Fund appears in this prospectus under the heading “SUMMARY SECTION — Past Performance.”  The performance of Wellington Management’s International Contrarian Value composite represents its performance managing International Contrarian Value portfolios, which, as described above, are those with investment objectives, policies and strategies substantially similar to those of the Fund. The Fund’s actual performance may differ significantly from the past performance of the composite. The personnel who managed the accounts that make up the composite, and who therefore generated, or contributed to, the historical performance shown may differ from the personnel managing the Fund.

While the accounts in the composite experience inflows and outflows of cash from clients, there can be no assurance that the continuous offering of a fund’s shares and a fund’s obligation to redeem its shares will not adversely affect the fund’s performance.

WELLINGTON MANAGEMENT INTERNATIONAL CONTRARIAN VALUE COMPOSITE PERFORMANCE*

Average Annual Total Returns for the Periods Ended December 31, 2012:

	1 Year	5 Years	Since Inception (11/30/2007)
Composite (Net of Class A expenses and maximum Class A sales charge)	18.98%	0.55%	0.18%
Composite (Net of Class A expenses but excluding Class A sales charges)	25.91%	1.70%	1.30%
Composite (Gross)	27.67%	3.12%	2.72%
MSCI EAFE Value Index	18.43%	-3.75%	-4.14%
MSCI EAFE Index	17.90%	-3.21%	-3.59%

Total Returns For the Periods Ended December 31, 2012:

	2007**	2008	2009	2010	2011	2012
Composite (Net of Class A expenses but excluding Class A sales charges)	-1.80%	-40.01%	56.10%	8.62%	-15.08%	25.91%
Composite (Gross)	-1.69%	-39.17%	58.29%	10.14%	-13.89%	27.67%
MSCI EAFE Value Index	6.49%	-43.68%	35.06%	3.81%	-11.65%	18.43%
MSCI EAFE Index	11.63%	-43.06%	32.46%	8.21%	-11.73%	17.90%

* This is not the performance of the Fund. As of December 31, 2012, the International Contrarian Value composite was composed of 4 accounts, totaling approximately $758 million.

** Returns reflect performance beginning December 1, 2007

The year-to-date return for the composite (Net of Class A expenses and maximum Class A sales charge) as of June 30, 2013 is 4.70%.

This Supplement should be retained with your Prospectus for future reference.

HV-7180	August 2013